UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6349

Name of Fund: Merrill Lynch Latin America Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Latin America Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Latin America Fund, Inc.

Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Latin America Fund, Inc.

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Portfolio Information as of November 30, 2003 (unaudited)

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
--------------------------------------------------------------------------------
Petroleo Brasileiro SA (ADR)* ..................................         10.6%
America Movil SA de CV 'L' (ADR) ...............................          7.9
Telefonos de Mexico SA (ADR) ...................................          7.8
Companhia Vale do Rio Doce (Sponsored ADR) .....................          6.9
Companhia de Bebidas das Americas (ADR) ........................          4.5
Wal-Mart de Mexico SA de CV 'C' ................................          3.9
Cemex, SA de CV (ADR) ..........................................          3.4
Usinas Siderurgicas de Minas Gerais SA 'A' .....................          3.1
Grupo Televisa SA (ADR) ........................................          3.0
Banco Itau Holding Financeira SA (ADR) .........................          2.6
--------------------------------------------------------------------------------
*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries+ (Equity Investments)                         Net Assets
--------------------------------------------------------------------------------
Integrated Telecommunication Services .........................          15.4%
Wireless Telecommunication Services ...........................          12.0
Oil & Gas .....................................................          10.6
Metals & Mining ...............................................          10.4
Banks .........................................................           7.7
--------------------------------------------------------------------------------
+ For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

Geographic Allocation as of November 30, 2003 (unaudited)

                                                                     Percent of
Country                                                              Net Assets*
--------------------------------------------------------------------------------
Brazil .................................................                 50.4%
Mexico .................................................                 36.9
Chile ..................................................                  6.5
Argentina ..............................................                  1.9
Peru ...................................................                  1.8
Venezuela ..............................................                  0.5
--------------------------------------------------------------------------------
*     Total may not equal 100%.


2       MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. U.S. equity markets benefited in kind, rebounding from one of the most dismal three-year periods in history.

In Latin America, the positive momentum was particularly pronounced. A perception of reduced global risk, combined with falling interest rates around the world, strong demand for commodities and relative political calmness in the region, resulted in impressive returns for Latin American equity markets. The Morgan Stanley Capital International Emerging Markets (MSCIEM) Free Latin America Index, which tracks the performance of seven emerging markets in the Latin America region, had a year-to-date return of +56.49% and a one-year return of +59.88% as of November 30, 2003.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Managers

      The past year was a good one for investors in Latin American equity markets, as regional returns far exceeded those offered by the major U.S. and global stock market indexes.

Describe the market environment in Latin America during the 12-month period.

The 12 months ended November 30, 2003 proved to be a rewarding period for investors in virtually all Latin American equity markets. A perception of reduced global risk, combined with falling interest rates around the world, strong demand for commodities and relative political calmness in the region, resulted in strong returns for Latin American equity markets.

One year ago, the Brazilian C-bond spread over Treasury issues was 1,750 basis points (17.50%), indicating to many a strong likelihood of default. Luiz Inacio Lula da Silva had just been elected president, and there were widespread concerns regarding the incoming administration's fiscal, political and social-economic policies. One year later, President Lula and his team have maintained strong fiscal discipline and moved social security and tax reform through Brazil's congress. In turn, Brazilian bond spreads over Treasury issues fell to approximately 500 basis points as of November 30, 2003, reflecting a decline in Brazil's risk profile. At the same time, Brazil's principal equity index, Ibovespa, posted a 12-month U.S. dollar return of +138.6%, and significant easing by Brazil's central bank has placed the Brazilian economy on the path to recovery.

Mexico, the region's second-largest investible market, posted the lowest return among the Latin American equity markets in the past year at +23.8%.* The Mexican equity market was the least affected by the lack of investor confidence in 2002, even though President Vicente Fox and his administration continued to demonstrate an inability to move Mexico's reform agenda forward in congress. In addition, the combination of low growth in the United States and continued concerns over loss of competitiveness to China, which overtook Mexico as the United States' second-largest supplier of imports, resulted in a weakening Mexican peso and lackluster economic growth.

Elsewhere, the Chilean equity market posted a +72.2%* return for the year, fueled by strong demand for its commodities, especially copper. Chile continues to offer an attractive investment environment from a risk profile given its stable economy and imminent membership to the North American Free Trade Agreement (NAFTA) and other free-trade agreements. Nevertheless, Chilean valuation parameters were ever-more demanding, leading to more attractive equity stories in other countries of the region. Both the Argentine and Venezuelan equity markets posted returns of more than 100% for the year, following steep declines in 2002. Argentina continues to present significant risks given the lack of a timetable for public tariff rebalancing and continued post-devaluation corporate balance sheet restructuring in several sectors. Meanwhile, Venezuela's fate remains in the unpredictable hands of President Hugo Chavez. In Peru, the equity market also benefited from strong demand for commodities, especially gold and copper, while in Colombia, the market dealt with volatility surrounding President Uribe's proposals on government spending and security.

How did the Fund perform in light of the existing market conditions?

For the 12-month period ended November 30, 2003, Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +55.23%, +53.95%, +54.00% and +55.61%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Free Latin America Index, had a return of +59.88% and the Lipper Latin American Funds category posted an average return of +50.66%.

Once again, Latin America managed to outperform both the S&P 500 Index and the NASDAQ Index, which provided respective returns of +15.09% and +32.56% for the 12-month period ended November 30, 2003. In fact, the region posted the best performance of any major equity index globally during the period. As detailed earlier, a combination of declining global risk and relative political stability translated into significant investor appetite for Latin American equities.

* References to country market returns are as measured by the local market indexes, are in U.S. dollar terms and are for the 12-month period ended November 30, 2003, unless otherwise stated.


4       MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

In terms of the Fund's strong absolute returns, we added the most value through our overweight position in the Brazilian market and strong stock selection in Mexico. At the stock-specific level, in Brazil, the Fund benefited from overweight positions in the materials sector (Caemi Mineracao e Metalurgica SA, Companhia Siderurgica Nacional, Usinas Siderurgicas de Minas Gerais SA and Votorantim Celulose e Papel) as well as in Unibanco (banks), Weg SA (industrials), CEMIG (electric utilities), and telecommunications companies Brasil Telecom SA, Celular CRT Participacoes SA and Telemig Celular SA. In Mexico, our overweight position in leading homebuilder Corporacion GEO, SA de CV was the largest contributor to returns. Our underweight positions in Telefonos de Mexico SA and Cemex, SA de CV also provided positive attribution to returns. In Chile, the strongest contributor was the Genesis Chile Fund, which gave us access to stocks that did not offer enough trading liquidity for the portfolio to own directly but that nonetheless posted strong performance.

Relative to its benchmark, the Fund's underperformance is attributed to underweight positions in Brazil's two largest private banks (Banco Itau Holding Financeira SA and Unibanco), Brazilian electric utilities (mostly Eletrobras), Brazilian regional jet manufacturer Embraer and in the Chilean market overall.

What changes were made to the portfolio during the period?

Through the year, we increased our weighting in the Brazilian market, rotating from defensive, export-oriented companies to companies that stand to benefit from a strengthening currency and a stronger domestic economy. An easing cycle by Brazil's central bank should bring real interest rates into single-digit territory during early 2004 from the November 30, 2003 level of approximately 12% (17.5% nominal Selic rate). This would not only benefit equities from a valuation standpoint (that is, lower discount rates and higher revenues from domestic consumers), but should also create added liquidity from domestic Brazilian investors who historically have invested in the high-yielding domestic fixed income market.

Conversely, we reduced our exposure to Mexican equities during the fiscal year given the lack of country-specific catalysts and little movement on the reform front. Chile was an underweight position throughout the year, although we added to our holdings selectively. At the end of the period, we strategically reduced our position in Chile given the unexpected strong performance of its equity market and further increases in Chilean equity valuations relative to the rest of Latin America.

How would you characterize the portfolio's position at the close of the period?

At the close of the period, we maintained a strong overweight in the Brazilian equity market. The country's reform process continues to move forward in congress and the economy is beginning to show signs of recovery.

Our weighting in Mexico at November 30, 2003 was nearly neutral to that of our benchmark, as we continue to closely monitor the balance between lack of progress in terms of political reform with the demand pressure from a recovering U.S. market. We maintained our underweight position in Chile, where valuation parameters are close to historical highs. Nevertheless, given that the market is driven by local pension fund investment flows, we continue to search for stocks that should benefit from the expected global recovery. Argentina, Colombia, Peru and Venezuela offer few investible opportunities, but changes in political climates and the impact on their respective equity markets need to be monitored frequently. The Fund holds selective stock positions in these countries.

Overall, we maintain an optimistic view of Latin American equity markets for the 2004 fiscal year, despite impressive returns in the past 12 months. Relative to other regions of the world, Latin American valuation parameters remain attractive. From strong free cash-flow generation stories in Mexico to deleveraging events in Brazil, we continue to find appealing investment opportunities throughout the region.

Josephine Ragni
Vice President and Portfolio Manager

William M. Landers, CFA
Vice President and Portfolio Manager

December 9, 2003


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003            5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month    Ten-Year/Since Inception
As of November 30, 2003                              Total Return    Total Return        Total Return
===========================================================================================================
ML Latin America Fund, Inc. Class A Shares*             +27.62%         +55.23%             +24.93%
-----------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*             +27.10          +53.95              +15.33
-----------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*             +27.12          +54.00              - 8.59
-----------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class I Shares*             +27.76          +55.61              + 0.58
-----------------------------------------------------------------------------------------------------------
MSCI EM Free Latin America Index**                      +28.98          +59.88           +65.36/+20.50
-----------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception returns are ten years for Class A & Class B Shares and 10/21/94 for Class C & Class I Shares.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. Ten-year/since inception total returns are for ten years and from 10/31/94.


6       MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

ML Latin America Fund, Inc.'s Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the MSCI EM Free Latin America Index. Values are from November 1993 to November 2003:

                           11/93        11/94        11/95        11/96         11/97         11/98
ML Latin America
Fund, Inc.+--
Class A Shares*            $ 9,475      $11,471      $7,130       $ 8,697       $10,558       $ 7,402

ML Latin America
Fund, Inc.+--
Class B Shares*            $10,000      $12,019      $7,414       $ 8,960       $10,797       $ 7,513

MSCI EM Free Latin
America Index++            $10,000      $13,332      $9,593       $11,734       $14,911       $11,183

                           11/99        11/00        11/01        11/02         11/03
ML Latin America
Fund, Inc.+--
Class A Shares*            $ 9,510      $ 9,767      $ 8,685      $ 7,626       $11,837

ML Latin America
Fund, Inc.+--
Class B Shares*            $ 9,565      $ 9,750      $ 8,605      $ 7,491       $11,533

MSCI EM Free Latin
America Index++            $14,166      $13,053      $12,257      $10,342       $16,536

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.

      Past performance is not predictive of future results.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/03                        +55.23%               +47.08%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                      + 9.84                + 8.67
--------------------------------------------------------------------------------
Ten Years Ended 11/30/03                       + 2.25                + 1.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                              % Return               % Return
                                             Without CDSC           With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/03                        +53.95%               +49.95%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                      + 8.95                + 8.67
--------------------------------------------------------------------------------
Ten Years Ended 11/30/03                       + 1.44                + 1.44
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003            7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML Latin America Fund, Inc.'s Class C and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class I Shares compared to growth of an investment in the MSCI EM Latin America Free Index. Values are from October 21, 1994 to November 2003:

                           10/21/94**      11/94         11/95        11/96        11/97         11/98
ML Latin America
Fund, Inc.+--
Class C Shares*            $10,000         $9,525        $5,875       $7,101       $8,558        $5,951

ML Latin America
Fund, Inc.+--
Class I Shares*            $ 9,475         $9,033        $5,631       $6,880       $8,379        $5,888

                           11/99           11/00         11/01        11/02        11/03
ML Latin America
Fund, Inc.+--
Class C Shares*            $7,582          $7,727        $6,819       $5,935       $9,141

ML Latin America
Fund, Inc.+--
Class I Shares*            $7,580          $7,810        $6,962       $6,124       $9,530

                           10/31/94**      11/94         11/95        11/96        11/97         11/98
MSCI EM Free Latin
America Index++            $10,000         $9,715        $6,990       $8,550       $10,866       $8,149

                           11/99           11/00         11/01        11/02        11/03
MSCI EM Free Latin
America Index++            $10,323         $9,512        $8,932       $7,537       $12,050

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is from 10/31/94.

      Past performance is not predictive of future results.

Average Annual Total Return

                                              % Return              % Return
                                             Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/03                        +54.00%               +53.00%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                      + 8.96                + 8.96
--------------------------------------------------------------------------------
Inception (10/21/94)
through 11/30/03                               - 0.98                - 0.98
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/03                        +55.61%               +47.44%
--------------------------------------------------------------------------------
Five Years Ended 11/30/03                      +10.11                + 8.93
--------------------------------------------------------------------------------
Inception (10/21/94)
through 11/30/03                               + 0.06                - 0.53
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8       MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Consolidated Schedule of Investments                           (in U.S. dollars)

                                                                                                                         Percent of
Country      Industry@                     Shares Held     Common Stocks                                     Value       Net Assets
===================================================================================================================================
Argentina    Apparel, Accessories &            347,622   + Grimoldi SA 'B'                                $   255,989        0.2%
             Luxury Goods
             ----------------------------------------------------------------------------------------------------------------------
             Electric Utilities                379,500   + Central Costanera SA 'B'                           444,603        0.4
             ----------------------------------------------------------------------------------------------------------------------
             Oil                                27,603     Tenaris SA (ADR)*                                  754,114        0.7
             ----------------------------------------------------------------------------------------------------------------------
             Real Estate                       658,317   + IRSA Inversiones y Representaciones SA 'B'         661,071        0.6
             Management & Development
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Argentina                 2,115,777        1.9
===================================================================================================================================
Brazil       Apparel, Accessories &         12,284,085   + Empresa Nasional de Comercio SA                     12,505        0.0
             Luxury Goods
             ----------------------------------------------------------------------------------------------------------------------
             Banks                              67,697     Banco Itau Holding Financeira SA (ADR)*          2,793,855        2.6
                                                97,000     Uniao de Bancos Brasileiros SA (Unibanco)
                                                           (GDR)**                                          2,241,670        2.0
                                                                                                          -------------------------
                                                                                                            5,035,525        4.6
             ----------------------------------------------------------------------------------------------------------------------
             Beverages & Tobacco               210,000     Companhia de Bebidas das Americas (ADR)*         4,966,500        4.5
             ----------------------------------------------------------------------------------------------------------------------
             Electric Utilities             66,180,000     Centrais Eletricas Basileiras SA--Eletrobras       927,463        0.9
                                               104,207     Companhia Energetica de Minas Gerais SA--
                                                           CEMIG (ADR)*                                     1,657,933        1.5
                                                24,295   + Espirito Santo Centrais Eletricas SA--Escelsa      485,488        0.4
                                                                                                          -------------------------
                                                                                                            3,070,884        2.8
             ----------------------------------------------------------------------------------------------------------------------
             Industrial Materials              457,230     Marcopolo SA                                       678,010        0.6
             ----------------------------------------------------------------------------------------------------------------------
             Integrated                      2,717,732     Brasil Telecom SA                                   13,188        0.0
             Telecommunication Services    166,000,000     Brasil Telecom SA                                  843,237        0.8
                                           135,164,000     Tele Norte Leste Participacoes SA                1,421,813        1.3
                                                71,342     Tele Norte Leste Participacoes SA (ADR)*         1,008,062        0.9
                                           117,000,000     Telemar Norte Leste SA 'A'                       2,302,681        2.1
                                                                                                          -------------------------
                                                                                                            5,588,981        5.1
             ----------------------------------------------------------------------------------------------------------------------
             Machinery                       1,380,196     Weg SA                                           2,187,145        2.0
             ----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                    41,400     Companhia Siderurgica Nacional (ADR)*            1,862,586        1.7
                                               193,717     Companhia Vale do Rio Doce (Sponsored ADR)*      7,531,717        6.9
                                                                                                          -------------------------
                                                                                                            9,394,303        8.6
             ----------------------------------------------------------------------------------------------------------------------
             Minerals                        2,100,000   + Caemi Mineracao e Metalurgica SA                   711,869        0.6
             ----------------------------------------------------------------------------------------------------------------------
             Oil & Gas                         307,900     Petroleo Brasileiro SA (ADR)*                    6,933,908        6.4
                                               190,411     Petroleo Brasileiro SA--Petrobras (ADR)*         4,583,193        4.2
                                                                                                          -------------------------
                                                                                                           11,517,101       10.6
             ----------------------------------------------------------------------------------------------------------------------
             Paper Products                    150,000     Companhia Suzano de Papel e Celulose               515,609        0.5
                                               670,000     Klabin SA                                          816,186        0.7
                                                10,600     Votorantim Celulose e Papel SA (ADR)*              270,830        0.3
                                                                                                          -------------------------
                                                                                                            1,602,625        1.5
             ----------------------------------------------------------------------------------------------------------------------
             Petrochemicals                 68,713,829   + Braskem SA                                       1,098,209        1.0
             ----------------------------------------------------------------------------------------------------------------------
             Specialty Retailing                56,066     Globex Utilidades SA                               180,735        0.2
                                                64,924   + Globex Utilidades SA (Receipts)                    154,214        0.1
                                                                                                          -------------------------
                                                                                                              334,949        0.3
             ----------------------------------------------------------------------------------------------------------------------
             Specialty Stores                   22,500     Companhia Brasileira de Distribuicao Grupo
                                                           Pao de Acucar (ADR)*                               499,500        0.5
             ----------------------------------------------------------------------------------------------------------------------
             Steel                             356,600     Usinas Siderurgicas de Minas Gerais SA 'A'       3,357,872        3.1
             ----------------------------------------------------------------------------------------------------------------------
             Water                              41,700     Companhia de Saneamento Basico do Estado de
                                                           Sao Paulo (ADR)*                                   514,995        0.5
             ----------------------------------------------------------------------------------------------------------------------


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003            9

[LOGO] Merrill Lynch Investment Managers

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

                                                                                                                         Percent of
Country      Industry@                     Shares Held     Common Stocks                                      Value      Net Assets
===================================================================================================================================
Brazil       Wireless                        6,442,000     Celular CRT Participacoes SA                   $ 1,178,228        1.1%
(concluded)  Telecommunication Services    139,492,927     Tele Celular Sul Participacoes SA                  149,102        0.2
                                                51,500     Tele Centro Oeste Celular Participacoes SA
                                                           (ADR)*                                             479,980        0.4
                                           114,664,708     Tele Nordeste Celular Participacoes SA             117,894        0.1
                                           345,424,400     Tele Sudeste Celular Participacoes SA              677,032        0.6
                                            72,760,206     Telemig Celular Participacoes SA                   207,146        0.2
                                                29,100     Telemig Celular Participacoes SA (ADR)*          1,007,442        0.9
                                             6,090,475     Telemig Celular SA                                  98,167        0.1
                                               631,740     Telemig Celular SA (Class G)                         9,003        0.0
                                            20,250,000     TIM Sul SA                                         535,969        0.5
                                                                                                          -------------------------
                                                                                                            4,459,963        4.1
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Brazil                   55,030,936       50.4
===================================================================================================================================
Chile        Airlines                           64,600     Linea Aerea Nacional Chile SA (ADR)*               991,610        0.9
             ----------------------------------------------------------------------------------------------------------------------
             Beverages                          22,900     Compania Cervecerias Unidas SA (ADR)*              478,839        0.4
                                                47,100     Embotelladora Andina SA 'B' (ADR)*                 456,870        0.4
                                                                                                          -------------------------
                                                                                                              935,709        0.8
             ----------------------------------------------------------------------------------------------------------------------
             Commercial Banks                   26,281     Banco Santander Chile SA (ADR)*                    623,385        0.6
             ----------------------------------------------------------------------------------------------------------------------
             Electric Utilities                109,905   + Empresa Nacional de Electricidad SA
                                                           (Endesa) (ADR)*                                  1,251,818        1.2
                                               174,500     Enersis SA (ADR)*                                1,123,780        1.0
                                                                                                          -------------------------
                                                                                                            2,375,598        2.2
             ----------------------------------------------------------------------------------------------------------------------
             Integrated                         98,932     Compania de Telecomunicaciones de Chile
             Telecommunication Services                    SA (ADR)*                                        1,370,208        1.3
                                               128,400     Empresa Nacional de Telecomunicaciones SA          774,489        0.7
                                                                                                          -------------------------
                                                                                                            2,144,697        2.0
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Chile                     7,070,999        6.5
===================================================================================================================================
Mexico       Airport Services                   18,800     Grupo Aeroportuario del Sureste SA de CV
                                                           (ADR)*                                             307,380        0.3
             ----------------------------------------------------------------------------------------------------------------------
             Banks                           2,616,400   + Grupo Financiero BBVA Bancomer, SA de CV         2,283,854        2.1
                                               328,300     Grupo Financiero Banorte SA de CV 'O'            1,078,964        1.0
                                                                                                          -------------------------
                                                                                                            3,362,818        3.1
             ----------------------------------------------------------------------------------------------------------------------
             Beverages                          45,787     Fomento Economico Mexicano, SA de CV (ADR)*      1,574,157        1.4
                                               369,900     Grupo Modelo, SA de CV 'C'                         888,908        0.8
                                                                                                          -------------------------
                                                                                                            2,463,065        2.2
             ----------------------------------------------------------------------------------------------------------------------
             Broadcasting &                     80,275     Grupo Televisa SA (ADR)*                         3,279,234        3.0
             Cable Television                  105,900     TV Azteca, SA de CV (ADR)*                         829,197        0.8
                                                                                                          -------------------------
                                                                                                            4,108,431        3.8
             ----------------------------------------------------------------------------------------------------------------------
             Building                          222,400   + Consorcio ARA SA de CV                             536,594        0.5
                                               376,800   + Corporacion GEO, SA de CV                        1,928,540        1.7
                                                                                                          -------------------------
                                                                                                            2,465,134        2.2
             ----------------------------------------------------------------------------------------------------------------------
             Construction Materials            147,950     Cemex SA de CV (ADR)*                            3,738,696        3.4
             ----------------------------------------------------------------------------------------------------------------------
             General Merchandise Stores      1,584,122     Wal-Mart de Mexico SA de CV 'C'                  4,227,472        3.9
             ----------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates          601,600     Alfa, SA 'A'                                     1,813,724        1.6
             ----------------------------------------------------------------------------------------------------------------------
             Integrated                        256,593     Telefonos de Mexico SA (ADR)*                    8,490,662        7.8
             Telecommunication Services
             ----------------------------------------------------------------------------------------------------------------------
             Multiline Retail                  807,000     Controladora Comercial Mexicana SA de CV           743,329        0.7
             ----------------------------------------------------------------------------------------------------------------------
             Wireless                          335,309     America Movil SA de CV 'L' (ADR)*                8,597,323        7.9
             Telecommunication Services
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Mexico                   40,318,034       36.9
             =======================================================================================================================


10      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Consolidated Schedule of Investments (continued)               (in U.S. dollars)

                                                                                                                         Percent of
Country      Industry@                     Shares Held     Common Stocks                                     Value       Net Assets
===================================================================================================================================
Peru         Metals & Mining                    65,414     Compania de Minas Buenaventura SA (ADR)*      $  1,904,202        1.8%
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Peru                      1,904,202        1.8
===================================================================================================================================
Venezuela    Construction Materials            643,105   + Sudamtex de Venezuela (ADR)* (c)(d)                      6        0.0
             ----------------------------------------------------------------------------------------------------------------------
             Integrated                         34,234     Compania Anonima Nacional Telefonos de             544,321        0.5
             Telecommunication Services                    Venezuela (CANTV) (ADR)*
             ----------------------------------------------------------------------------------------------------------------------
             Metals & Mining                    27,350   + International Briquettes Holding, Inc.                   0        0.0
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks in Venezuela                   544,327        0.5
             ======================================================================================================================
                                                           Total Investments in Common Stocks
                                                           (Cost--$99,522,818)                            106,984,275       98.0

===================================================================================================================================
                                                           Equity Closed-End Funds
===================================================================================================================================
Chile        Diversified Financial              27,515     Genesis Chile Fund                               1,348,235        1.3
             Services
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Equity Closed-End Funds
                                                           (Cost--$827,377)                                 1,348,235        1.3

===================================================================================================================================
                                                           Warrants (a)
===================================================================================================================================
Mexico       Construction Materials              5,800     Cemex, SA de CV                                      3,406        0.0
                                                13,298     Cemex, SA de CV (ADR)*                              33,910        0.0
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Warrants
                                                           (Cost--$30,480)                                     37,316        0.0

===================================================================================================================================
                                                  Face
                                                Amount     Fixed Income Securities
===================================================================================================================================
Brazil       Metals & Mining             BRL 1,099,391     Companhia Vale do Rio Doce, due 12/31/2049 (b)           0        0.0
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Fixed Income Securities
                                                           (Cost--$0)                                               0        0.0
             ======================================================================================================================


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           11

[LOGO] Merrill Lynch Investment Managers

Consolidated Schedule of Investments (concluded)               (in U.S. dollars)

                                  Beneficial Interest/                                                                   Percent of
                                           Shares Held     Short-Term Securities                             Value       Net Assets
===================================================================================================================================
                                              $384,661     Merrill Lynch Liquidity Series, LLC Cash
                                                           Sweep Series I (e)                            $    384,661        0.4%
                                              $450,000     Merrill Lynch Liquidity Series, LLC Money
                                                           Market Series (e)(f)                               450,000        0.4
                                               150,000     Merrill Lynch Premier Institutional Fund
                                                           (e)(f)                                             150,000        0.1
             ----------------------------------------------------------------------------------------------------------------------
                                                           Total Investments in Short-Term Securities
                                                           (Cost--$984,661)                                   984,661        0.9
===================================================================================================================================
             Total Investments (Cost--$101,365,336)                                                       109,354,487      100.2

             Liabilities in Excess of Other Assets                                                           (195,961)      (0.2)
                                                                                                         --------------------------
             Net Assets                                                                                  $109,158,526      100.0%
                                                                                                         ==========================

+     Non-income producing security.
@ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
*     American Depositary Receipts (ADR).
**    Global Depositary Receipts (GDR).
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 2003, the bonds have not commenced trading and the coupon rate has not been determined.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                          Net Share/     Purchase    Sales   Realized   Dividend
      Affiliate         Face Activity      Cost      Cost      Gain      Income
      --------------------------------------------------------------------------
      Sudamtex
        de Venezuela
        (ADR)                   --          --        --        --          +
      --------------------------------------------------------------------------

+     Non-income producing security.
(e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                       Dividend/
                                                         Net           Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                           $384,661          $3,826
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                           $195,749          $1,148
      Merrill Lynch Premier Institutional Fund        (160,751)         $  707
      --------------------------------------------------------------------------

(f)   Security was purchased with the cash proceeds from securities loans.

      See Notes to Consolidated Financial Statements.


12      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Consolidated Statement of Assets and Liabilities

As of November 30, 2003
===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (including securities loaned of $569,500)
                         (identified cost--$101,365,336) .................................                    $ 109,354,487
                       Cash ..............................................................                               55
                       Foreign cash (cost--$88,001) ......................................                           87,021
                       Receivables:
                          Dividends ......................................................    $    650,505
                          Capital shares sold ............................................          59,927
                          Interest .......................................................             485
                          Securities lending--net ........................................              43          710,960
                                                                                              ------------
                       Prepaid expenses ..................................................                           26,686
                                                                                                              -------------
                       Total assets ......................................................                      110,179,209
                                                                                                              -------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .........................                          600,000
                       Payables:
                          Securities purchased ...........................................         127,528
                          Capital shares redeemed ........................................         102,588
                          Investment adviser .............................................          81,817
                          Other affiliates ...............................................          45,290
                          Distributor ....................................................          26,441          383,664
                                                                                              ------------
                       Accrued expenses ..................................................                           37,019
                                                                                                              -------------
                       Total liabilities .................................................                        1,020,683
                                                                                                              -------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Net assets ........................................................                    $ 109,158,526
                                                                                                              =============
===========================================================================================================================
Net Assets Consist of
---------------------------------------------------------------------------------------------------------------------------
                       Class A Common Stock, $.10 par value, 100,000,000 shares authorized                    $     395,540
                       Class B Common Stock, $.10 par value, 100,000,000 shares authorized                          100,773
                       Class C Common Stock, $.10 par value, 100,000,000 shares authorized                           27,163
                       Class I Common Stock, $.10 par value, 100,000,000 shares authorized                          175,659
                       Paid-in capital in excess of par ..................................                      279,322,310
                       Undistributed investment income--net ..............................    $    330,155
                       Accumulated realized capital losses on investments and foreign
                         currency transactions--net ......................................    (179,180,388)
                       Unrealized appreciation on investments and foreign currency
                         transactions--net ...............................................       7,987,314
                                                                                              ------------
                       Total accumulated losses--net .....................................                     (170,862,919)
                                                                                                              -------------
                       Net Assets ........................................................                    $ 109,158,526
                                                                                                              =============
===========================================================================================================================
Net Asset Value
---------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $62,144,479 and 3,955,396 shares
                         outstanding .....................................................                    $       15.71
                                                                                                              =============
                       Class B--Based on net assets of $15,128,585 and 1,007,727 shares
                         outstanding .....................................................                    $       15.01
                                                                                                              =============
                       Class C--Based on net assets of $4,074,044 and 271,629 shares
                         outstanding .....................................................                    $       15.00
                                                                                                              =============
                       Class I--Based on net assets of $27,811,418 and 1,756,588 shares
                         outstanding .....................................................                    $       15.83
                                                                                                              =============

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           13

[LOGO] Merrill Lynch Investment Managers

Consolidated Statement of Operations

For the Year Ended November 30, 2003
===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $322,539 foreign withholding tax) ...............                    $   3,202,334
                       Interest ..........................................................                            3,826
                       Securities lending--net ...........................................                            1,855
                                                                                                              -------------
                       Total income ......................................................                        3,208,015
                                                                                                              -------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..........................................    $    892,477
                       Transfer agent fees--Class A ......................................         156,545
                       Account maintenance and distribution fees--Class B ................         154,637
                       Account maintenance fees--Class A .................................         124,902
                       Accounting services ...............................................          85,886
                       Custodian fees ....................................................          71,469
                       Professional fees .................................................          68,227
                       Transfer agent fees--Class I ......................................          63,994
                       Transfer agent fees--Class B ......................................          59,101
                       Directors' fees and expenses ......................................          58,299
                       Registration fees .................................................          51,507
                       Printing and shareholder reports ..................................          50,031
                       Account maintenance and distribution fees--Class C ................          33,676
                       Transfer agent fees--Class C ......................................          12,597
                       Pricing fees ......................................................           2,525
                       Other .............................................................          61,497
                                                                                              ------------
                       Total expenses ....................................................                        1,947,370
                                                                                                              -------------
                       Investment income--net ............................................                        1,260,645
                                                                                                              -------------
===========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized loss from:
                          Investments--net ...............................................      (5,242,716)
                          Foreign currency transactions--net .............................         (50,345)      (5,293,061)
                                                                                              ------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...............................................      44,045,755
                          Foreign currency transactions--net .............................          69,349       44,115,104
                                                                                              -----------------------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net ..............................                       38,822,043
                                                                                                              -------------
                       Net Increase in Net Assets Resulting from Operations ..............                    $  40,082,688
                                                                                                              =============

      See Notes to Consolidated Financial Statements.


14      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Consolidated Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                       November 30,
                                                                                              -----------------------------
Increase (Decrease) in Net Assets:                                                                 2003             2002
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................    $  1,260,645    $   1,226,171
                       Realized loss on investments and foreign currency
                         transactions--net ...............................................      (5,293,061)     (21,956,352)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net ..............      44,115,104        9,824,896
                                                                                              -----------------------------
                       Net increase (decrease) in net assets resulting from
                         operations ......................................................      40,082,688      (10,905,285)
                                                                                              -----------------------------
===========================================================================================================================
Dividends to Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ........................................................        (124,593)              --
                          Class I ........................................................         (97,673)         (61,439)
                                                                                              -----------------------------
                       Net decrease in net assets resulting from dividends
                         to shareholders .................................................        (222,266)         (61,439)
                                                                                              -----------------------------
===========================================================================================================================
Capital Share Transactions
---------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                         transactions ....................................................     (11,125,173)     (24,661,855)
                                                                                              -----------------------------
===========================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ...........................      28,735,249      (35,628,579)
                       Beginning of year .................................................      80,423,277      116,051,856
                                                                                              -----------------------------
                       End of the year* ..................................................    $109,158,526    $  80,423,277
                                                                                              =============================
                          * Undistributed (accumulated) investment income
                              (loss)--net ................................................    $    330,155    $    (733,282)
                                                                                              =============================

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           15

[LOGO] Merrill Lynch Investment Managers

Consolidated Financial Highlights

                                                                                            Class A++
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002           2001           2000           1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.15      $  11.56       $  13.00       $  12.83       $  10.53
                                                                -------------------------------------------------------------------
                       Investment income--net+ ..............        .19           .16            .09            .03            .18
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................       5.40         (1.57)         (1.53)           .34           2.62
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       5.59         (1.41)         (1.44)           .37           2.80
                                                                -------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ............       (.03)           --             --           (.16)          (.50)
                          In excess of investment income--net         --            --             --           (.04)            --
                                                                -------------------------------------------------------------------
                       Total dividends ......................       (.03)           --             --           (.20)          (.50)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  15.71      $  10.15       $  11.56       $  13.00       $  12.83
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      55.23%       (12.20%)       (11.08%)         2.71%         28.47%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       2.07%         2.10%          1.98%          1.73%          2.04%
                                                                ===================================================================
                       Investment income--net ...............       1.52%         1.37%           .69%           .20%          1.73%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 62,145      $ 42,062       $ 39,508       $ 46,514       $ 47,691
                                                                ===================================================================
                       Portfolio turnover ...................      57.86%        45.85%         43.74%         41.70%         29.91%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Consolidated Financial Statements.


16      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

                                                                                             Class B
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002           2001           2000           1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   9.75      $  11.20       $  12.69       $  12.52       $  10.20
                                                                -------------------------------------------------------------------
                       Investment income (loss)--net+ .......        .08           .07             --++         (.07)           .10
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................       5.18         (1.52)         (1.49)           .32           2.56
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       5.26         (1.45)         (1.49)           .25           2.66
                                                                -------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ............         --            --             --           (.06)          (.34)
                          In excess of investment income--net         --            --             --           (.02)            --
                                                                -------------------------------------------------------------------
                       Total dividends ......................         --            --             --           (.08)          (.34)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  15.01      $   9.75       $  11.20       $  12.69       $  12.52
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      53.95%       (12.95%)       (11.74%)         1.94%         27.32%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       2.89%         2.91%          2.78%          2.51%          2.87%
                                                                ===================================================================
                       Investment income (loss)--net ........        .75%          .62%          (.04%)         (.44%)          .98%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 15,129      $ 18,259       $ 49,253       $ 87,317       $135,883
                                                                ===================================================================
                       Portfolio turnover ...................      57.86%        45.85%         43.74%         41.70%         29.91%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           17

[LOGO] Merrill Lynch Investment Managers

                                                                                             Class C
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002           2001           2000           1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $   9.74      $  11.19       $  12.68       $  12.53       $  10.18
                                                                -------------------------------------------------------------------
                       Investment income (loss)--net+ .......        .08           .07           (.01)          (.07)           .09
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................       5.18         (1.52)         (1.48)           .32           2.58
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       5.26         (1.45)         (1.49)           .25           2.67
                                                                -------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ............         --            --             --           (.08)          (.32)
                          In excess of investment income--net         --            --             --           (.02)            --
                                                                -------------------------------------------------------------------
                       Total dividends ......................         --            --             --           (.10)          (.32)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  15.00      $   9.74       $  11.19       $  12.68       $  12.53
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      54.00%       (12.96%)       (11.75%)         1.90%         27.42%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       2.88%         2.91%          2.78%          2.51%          2.85%
                                                                ===================================================================
                       Investment income (loss)--net ........        .71%          .59%          (.06%)         (.48%)          .89%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $  4,074      $  3,084       $  4,538       $  7,000       $ 10,638
                                                                ===================================================================
                       Portfolio turnover ...................      57.86%        45.85%         43.74%         41.70%         29.91%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.


18      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

                                                                                            Class I++
The following per share data and ratios have been derived       -------------------------------------------------------------------
from information provided in the financial statements.                           For the Year Ended November 30,
                                                                -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2003          2002           2001           2000           1999
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ...   $  10.23      $  11.66       $  13.08       $  12.89       $  10.61
                                                                -------------------------------------------------------------------
                       Investment income--net+ ..............        .22           .19            .13            .07            .20
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions--net ..................       5.44         (1.59)         (1.55)           .35           2.63
                                                                -------------------------------------------------------------------
                       Total from investment operations .....       5.66         (1.40)         (1.42)           .42           2.83
                                                                -------------------------------------------------------------------
                       Less dividends:
                          Investment income--net ............       (.06)         (.03)            --           (.18)          (.55)
                          In excess of investment income--net         --            --             --           (.05)            --
                                                                -------------------------------------------------------------------
                       Total dividends ......................       (.06)         (.03)            --           (.23)          (.55)
                                                                -------------------------------------------------------------------
                       Net asset value, end of year .........   $  15.83      $  10.23       $  11.66       $  13.08       $  12.89
                                                                ===================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ...      55.61%       (12.04%)       (10.86%)         3.04%         28.74%
                                                                ===================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses .............................       1.81%         1.85%          1.73%          1.48%          1.77%
                                                                ===================================================================
                       Investment income--net ...............       1.78%         1.63%           .97%           .48%          1.84%
                                                                ===================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands)   $ 27,811      $ 17,018       $ 22,753       $ 30,466       $ 32,023
                                                                ===================================================================
                       Portfolio turnover ...................      57.86%        45.85%         43.74%         41.70%         29.91%
                                                                ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Consolidated Financial Statements.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           19

[LOGO] Merrill Lynch Investment Managers

Notes to Consolidated Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued


20      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003
at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           21

[LOGO] Merrill Lynch Investment Managers

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation -- The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $25,058 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .75%
Class C ................................             .25%               .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S


22      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003
earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $  683               $8,832
--------------------------------------------------------------------------------

For the year ended November 30, 2003, MLPF&S received contingent deferred sales charges of $10,766 and $185 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended November 30, 2003, MLIM, LLC received $797 in securities lending agent fees.

In addition, MLPF&S received $27,533 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2003, the Fund reimbursed MLIM $2,068 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2003 were $51,124,089 and $60,687,102, respectively.

Net realized losses for the year ended November 30, 2003 and net unrealized gains (losses) as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $(5,242,716)        $ 7,989,151
Foreign currency transactions ..........            (50,345)             (1,837)
                                                -------------------------------
Total ..................................        $(5,293,061)        $ 7,987,314
                                                ===============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $6,726,853, of which $24,861,570 related to appreciated securities and $18,134,717 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $102,627,634.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $11,125,173 and $24,661,855 for the years ended November 30, 2003 and November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            142,406        $  1,869,487
Automatic conversion of shares .........            531,872           6,212,632
Shares issued to shareholders in
  reinvestment of dividends ............              9,844             103,051
                                                -------------------------------
Total issued ...........................            684,122           8,185,170
Shares redeemed ........................           (871,219)        (10,760,689)
                                                -------------------------------
Net decrease ...........................           (187,097)       $ (2,575,519)
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             90,392        $  1,226,845
Automatic conversion of shares .........          1,673,634          20,124,673
                                                -------------------------------
Total issued ...........................          1,764,026          21,351,518
Shares redeemed ........................         (1,038,127)        (12,330,010)
                                                -------------------------------
Net increase ...........................            725,899        $  9,021,508
                                                ===============================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            102,934        $  1,246,376
Automatic conversion of shares .........           (554,067)         (6,212,632)
Shares redeemed ........................           (413,343)         (4,674,809)
                                                -------------------------------
Net decrease ...........................           (864,476)       $ (9,641,065)
                                                ===============================


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           23

[LOGO] Merrill Lynch Investment Managers

Notes to Consolidated Financial Statements (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             45,566        $    541,833
Automatic conversion of shares .........         (1,733,997)        (20,124,673)
Shares redeemed ........................           (837,966)         (9,820,192)
                                                -------------------------------
Net decrease ...........................         (2,526,397)       $(29,403,032)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             18,067        $    237,085
Shares redeemed ........................            (62,918)           (733,053)
                                                -------------------------------
Net decrease ...........................            (44,851)       $   (495,968)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2002                            Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             14,184        $    169,142
Shares redeemed ........................           (103,336)         (1,180,869)
                                                -------------------------------
Net decrease ...........................            (89,152)       $ (1,011,727)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            672,066        $  8,912,717
Shares issued to shareholders in
  reinvestment of dividends ............              9,012              93,995
                                                -------------------------------
Total issued ...........................            681,078           9,006,712
Shares redeemed ........................           (587,321)         (7,419,333)
                                                -------------------------------
Net increase ...........................             93,757        $  1,587,379
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2002+                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................            402,629        $  5,146,138
Shares issued to shareholders in
  reinvestment of dividends ............              4,764              58,841
                                                -------------------------------
Total issued ...........................            407,393           5,204,979
Shares redeemed ........................           (696,443)         (8,473,583)
                                                -------------------------------
Net decrease ...........................           (289,050)       $ (3,268,604)
                                                ===============================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended November 30, 2003.

6. Commitments:

At November 30, 2003, the Fund entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $27,000.

7. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.274513 per Class A Share, $.136318 per Class B Share, $.174640 per Class C Share and $.306083 per Class I Share on December 22, 2003 to shareholders of record on December 16, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 was as follows:

--------------------------------------------------------------------------------
                                                     11/30/2003       11/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
     Ordinary income .......................          $222,266         $ 61,439
                                                      -------------------------
Total taxable distributions ................          $222,266         $ 61,439
                                                      =========================

As of November 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $   1,816,990
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................            1,816,990
Capital loss carryforward ..............................         (178,438,949)*
Unrealized gains--net ..................................            5,759,040**
                                                                -------------
Total accumulated losses--net ..........................        $(170,862,919)
                                                                =============

* On November 30, 2003, the Fund had a net capital loss carry-forward of $178,438,949 of which $53,474,080 expires in 2004, $52,461,806 expires in
      2006, $26,681,113 expires in 2007, $4,233,519 expires in 2009, $30,609,327 expires in 2010 and $10,979,104 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.


24      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2003, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004

Important Tax Information (unaudited)

All of the ordinary income distribution paid to shareholders of Merrill Lynch Latin America Fund, Inc. of record on December 16, 2002, represents income from foreign sources. Additionally, there were foreign taxes of $.040179 per share associated with this distribution.

The foreign taxes per share represent taxes incurred by Merrill Lynch Latin America Fund, Inc. on dividends and/or interest received by the Fund from foreign sources. The foreign taxes should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           25

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served       Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to      President and Chairman of the Merrill Lynch       123 Funds       None
Glenn*      Princeton, NJ  and          present      Investment Managers, L.P. ("MLIM")/Fund Asset     160 Portfolios
            08543-9011     Director     and          Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1991 to      1999; Chairman (Americas Region) of MLIM from
                                        present      2000 to 2002; Executive Vice President of FAM
                                                     and MLIM (which terms as used herein include
                                                     their corporate predecessors) from 1983 to 2002;
                                                     President of FAM Distributors, Inc. ("FAMD") from
                                                     1986 to 2002 and Director thereof from 1991 to
                                                     2002; Executive Vice President and Director of
                                                     Princeton Services, Inc. ("Princeton Services")
                                                     from 1993 to 2002; President of Princeton
                                                     Administrators, L.P. from 1989 to 2002; Director of
                                                     Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     2000 to      Professor Emeritus of Finance, School of          51 Funds       None
Forbes      Princeton, NJ               present      Business, State University of New York at Albany  50 Portfolios
            08543-9095                               since 2000 and Professor thereof from 1989 to
            Age: 63                                  2000; International Consultant at the Urban
                                                     Institute from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     2000 to      Professor, Harvard Business School since 1989.    51 Funds       Unum
Montgomery  Princeton, NJ               present                                                        50 Portfolios  Provident Cor-
            08543-9095                                                                                                poration and
            Age: 51                                                                                                   Newell Rubber-
                                                                                                                      maid, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095  Director     1991 to      Self-employed financial consultant since 1990.    51 Funds       None
Reilly      Princeton, NJ               present                                                        50 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1992 to      Founder and Director Emeritus of The Boston       51 Funds       None
Ryan        Princeton, NJ               present      University Center for the Advancement of Ethics   50 Portfolios
            08543-9095                               and Character; Professor of Education at Boston
            Age: 71                                  University from 1982 to 1999 and Professor
                                                     Emeritus since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to      President, Middle East Institute from 1995 to     51 Funds       None
Suddarth    Princeton, NJ               present      2001; Foreign Service Officer, United States      50 Portfolios
            08543-9095                               Foreign Service, from 1961 to 1995; Career
            Age: 68                                  Minister, from 1989 to 1995; Deputy Inspector
                                                     General, U.S. Department of State, from 1991 to
                                                     1994; U.S. Ambassador to the Hashemite Kingdom
                                                     of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


26      MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served       Principal Occupation(s) During Past 5 Years       Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1991 to      Dean Emeritus of New York University, Leonard N.  51 Funds        Bowne & Co.,
West        Princeton, NJ               present      Stern School of Business Administration since     50 Portfolios   Inc.; Vornado
            08543-9095                               1994.                                                             Realty Trust;
            Age: 65                                                                                                    Vornado Oper-
                                                                                                                       ating Company
                                                                                                                       and Alex-
                                                                                                                       ander's, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     1994 to      Self-employed financial consultant since 1994;    51 Funds        None
Zinbarg     Princeton, NJ               present      Executive Vice President of The Prudential        50 Portfolios
            08543-9095                               Insurance Company of America from 1988 to 1994;
            Age: 69                                  Former Director of Prudential Reinsurance
                                                     Company and former Trustee of The Prudential
                                                     Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke       Princeton, NJ  President    present      1999; Senior Vice President and Treasurer of Princeton Services since 1999;
            08543-9011     and          and 1999     Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    to present
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  1999 to      President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present      Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
            08543-9011                               of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
            Age: 49                                  Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
                                                     Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
William     P.O. Box 9011  Vice         2002 to      Vice President of MLIM since 2002.
Landers     Princeton, NJ  President    present
            08543-9011
            Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Josephine   P.O. Box 9011  Vice         2002 to      Director (Equities) of MLIM since 2003; Vice President of MLIM from 2000 to
Ragni       Princeton, NJ  President    present      2003.
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to      First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001;
Gillespie   Princeton, NJ               present      Vice President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney
            08543-9011                               associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT
            Age: 39                                  Asset Management, Inc. from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2004, Charles C. Reilly, Director of Merrill Lynch Latin America Fund, Inc., retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------


        MERRILL LYNCH LATIN AMERICA FUND, INC.    NOVEMBER 30, 2003           27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16140 -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Latin America Fund, Inc.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Latin America Fund, Inc.

        Date: January 21, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ------------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch Latin America Fund, Inc.

        Date: January 21, 2004


        By: /s/ Donald C. Burke
            ------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch Latin America Fund, Inc.

        Date: January 21, 2004

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.